PERMITTED BORROWER ADDENDUM

                            (Vishay Electronic GmbH)


         THIS PERMITTED BORROWER ADDENDUM is dated as of March 2, 1998 by Vishay Electronic GmbH, a company organized under the laws of the Federal Republic of Germany ("New Permitted Borrower").

         WHEREAS, the New Permitted Borrower is a Foreign Significant Subsidiary of Vishay Intertechnology, Inc. (the "Company"); and

         WHEREAS, the New Permitted Borrower desires to become a party to that certain Vishay Intertechnology, Inc. Long Term Revolving Credit Agreement dated as of March 2, 1998 (as amended or otherwise modified from time to time, the "Credit Agreement") by and among the Company, the Permitted Borrowers signatory thereto (by execution and delivery of the Credit Agreement or of a Permitted Borrower Addendum), the Lenders signatory thereto and Comerica Bank, as Administrative Agent for the Lenders (in such capacity, "Agent"), and to receive all the benefits of and to become subject to the obligations thereof; and

         WHEREAS, pursuant to Section 2.1 or 7.16, as the case may be, of the Credit Agreement, the New Permitted Borrower must execute and deliver a Permitted Borrower Addendum in accordance with the Credit Agreement.

         NOW, THEREFORE, in consideration of the benefits to be derived by the Permitted Borrower under the Credit Agreement and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the New Permitted Borrower agrees as follows:

         1. Capitalized terms used in the opening paragraph, the recitals and as otherwise used herein and not defined have the same meanings assigned to such terms in the Credit Agreement.

         2. Upon its execution, this Addendum is made a part of the Credit Agreement for all purposes, and the New Permitted Borrower shall be and become a party to the Credit Agreement and shall without any further actions or conditions have all the rights and become subject to all the obligations of a Permitted Borrower thereunder.

         3. The New Permitted Borrower (a) represents and warrants that it is legally authorized to enter into this Addendum, (b) confirms that it has received copies of the Credit Agreement, the other Loan Documents and all related documents, and that on the basis of its review and analysis of this information has decided to enter into this Permitted Borrower Addendum, (c) confirms that it is a Subsidiary of Company, (d) adopts by reference thereto all of the representations and warranties applicable to it as set forth in the Credit Agreement as fully and with the same force and effect as though each such representation and warranty were set forth in its entirety in the Permitted


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Borrower  Addendum  confirms  and agrees  that it shall  perform  each and every covenant applicable to it as a Permitted Borrower as provided in the Credit Agreement and that it will at all times be in compliance with the terms of the Credit Agreement, the other Loan Documents and all of the obligations and covenants set forth therein to the same extent as though each and every such agreement and covenant were set forth in their entirety in this Permitted Borrower Addendum required to be performed by it as a Permitted Borrower thereunder.

         4. New Permitted Borrower shall be considered, and deemed to be, for all purposes of the Credit Agreement and the other Loan Documents, a Permitted Borrower under the Credit Agreement as fully as though New Permitted Borrower had executed and delivered the Credit Agreement at the time originally executed and delivered by the Company and hereby ratifies and confirms its obligations under the Credit Agreement and the other Loan Documents, all in accordance with the terms thereof.

         5. New Permitted Borrower shall concurrently herewith execute and deliver the applicable Guaranty and (if applicable) a Pledge Agreement.

         6. No Default or Event of Default (each such term being defined in the Credit Agreement) has occurred and is continuing under the Credit Agreement.

         7. This Permitted Borrower Addendum shall not become effective until the New Permitted Borrower has complied with all of the terms and conditions of
Section 2.1 or 7.16 of the Credit Agreement, as the case may be.

         8. This Permitted Borrower Addendum shall be governed by the laws of the State of Michigan and shall be binding upon New Permitted Borrower and its successors and assigns.


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                     [SIGNATURES FOLLOW ON SUCCEEDING PAGES]


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         IN WITNESS WHEREOF, the undersigned New Permitted Borrower has executed and delivered this Permitted Borrower Addendum as of the date first above written.


                                              VISHAY ELECTRONIC GMBH


                                              By: /s/ Richard N. Grubb
                                                  --------------------
                                                  Richard N. Grubb
                                              Its: Executive Vice President
Acknowledged and approved as of date
first set forth above

COMERICA BANK, as Agent

 By: /s/ Dan M. Roman
     ----------------
     Dan M. Roman
Its: Vice President



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